UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2008 (February 4, 2008)

SANTA FE ENERGY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-11450	76-6081498
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

The Bank of New York Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue
Austin, Texas   78701
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (800) 852-1422

Not Applicable

(221 West Sixth Street, Austin, TX 78701)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.            Results of Operations and Financial Condition.

On February 4, 2008, Santa Fe Energy Trust (the “Trust”) filed a Current Report on Form 8-K (the “Initial Report”) to report the announcement of a quarterly trust income distribution .  This Amendment  No. 1 to Current Report on Form 8-K/A, which amends and restates the Initial Report in its entirety, is being filed solely for the purpose of amending the record date specified in Exhibit 99.1 to the Initial Report.  Specifically, the record date will be February 14, 2008, not February 15, 2008, as originally reported.

The information furnished pursuant to this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01.            Financial Statements and Exhibits.

(c)           Exhibits.

99.1       Santa Fe Energy Trust Amended Press Release dated February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Santa Fe Energy Trust

By:	The Bank of New York Trust Company N.A.,
as Trustee

By:	/s/ Mike Ulrich
Name:	Mike Ulrich
Title:	Vice President

Date: February 8, 2008